Item 12 (b).  Exhibits.

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

S&P 500 INDEX FUND, REWARD SHARES                                                S&P 500 INDEX FUND, MEMBER SHARES
TOTAL RETURN STRATEGY FUND                                                            EXTENDED MARKET INDEX FUND
NASDAQ-100 INDEX FUND                                                                           TARGET RETIREMENT INCOME FUND
TARGET RETIREMENT 2020 FUND                                                              TARGET RETIREMENT 2030 FUND
TARGET RETIREMENT 2040 FUND                                                              TARGET RETIREMENT 2050 FUND
GLOBAL OPPORTUNITIES FUND

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:           08/25/2010                                                                                                              /S/ CHRISTOPHER W. CLAUS
______________________                                                                           ___________________________________
Christopher W. Claus
President

SECTION 906 CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer:                                           USAA MUTUAL FUNDS TRUST

S&P 500 INDEX FUND, REWARD SHARES                                                S&P 500 INDEX FUND, MEMBER SHARES
TOTAL RETURN STRATEGY FUND                                                            EXTENDED MARKET INDEX FUND
NASDAQ-100 INDEX FUND                                                                           TARGET RETIREMENT INCOME FUND
TARGET RETIREMENT 2020 FUND                                                              TARGET RETIREMENT 2030 FUND
TARGET RETIREMENT 2040 FUND                                                              TARGET RETIREMENT 2050 FUND
GLOBAL OPPORTUNITIES FUND

In connection with the Semiannual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended June 30, 2010, the undersigned hereby certifies, that:

1.	The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.

Date:                           08/25/2010                                                                                                 /S/ ROBERTO GALINDO, JR.
_________________________                                                                           __________________________________
Roberto Galindo, Jr.
Treasurer